Lincoln Life & Annuity Company of New York

                Lincoln Life & Annuity Variable Annuity Account H
                               American Legacy III
                           American Legacy III C Share

                        Supplement dated August 30, 2002
                       to the Prospectus dated May 1, 2002


     Please keep this Supplement with your current American Legacy Prospectus and retain it for reference. The changes discussed in this Supplement update the section entitled "Death Benefit Before the Annuity Commencement Date."

     Enhanced Guaranteed Minimum Death Benefit (EGMDB). You may now elect to add the EGMDB to your existing contract, in accordance with the terms of the Prospectus, if the contractowner, joint owner and annuitant are under age 81.

     If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

     The IRS has issued new proposed regulations concerning required minimum distributions from IRAs. Under the proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications. Annuity contracts inside custodial or trusteed IRAs will also be subject to these regulations.